                                                                 EXHIBIT (23)-11




CONSENT OF ERNST & YOUNG LLP


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated September 10, 1998, included in the Proxy Statement of The Banc Corporation that is made a part of the Registration Statement (Amendment No. 1 to Form S-4 No. 333-58493) and Prospectus of The Banc Corporation.




Birmingham, Alabama
September 10, 1998